SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2010

Cistera Networks, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-17304	91-1944887

(State or other jurisdiction	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

6509 Windcrest Drive, Suite 160, Plano, Texas 75024

(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (972) 381-4699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in Registrant’s Certifying Account

Engagement of New Independent Accountant

On April 12th, 2010, the Registrant as engaged Robison, Hill & Company, 1366 East Murray-Holladay Road, Salt Lake City, Utah 84117, as the Registrant’s new independent account.

During the Registrant’s two most recent fiscal years, and the interim periods subsequent thereto, the Registrant did not consult nor anyone on the Company’s behalf consulted with Robison Hill and Company with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2010	CISTERA NETWORKS, INC.
/s/ Gregory T. Royal
Gregory T. Royal,
Interim Chief Executive Officer And Interim Chief Financial Officer